POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Howard A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                   Dated this 18th day of September, 1996.


                                   /s/ Terry G. Lee
                                   ---------------------------------------
                                   Terry G. Lee

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                  Dated this 18th day of September, 1996.


                                  /s/ Howard A. Kosick
                                  ---------------------------------------
                                  Howard A. Kosick

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                    Dated this 18th day of September, 1996.


                                    /s/ Linda K. Bounds
                                    ---------------------------------------
                                    Linda K. Bounds

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Harry H. Manko
                                 ---------------------------------------
                                 Harry H. Manko

                                POWER OF ATTORNEY



         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Phillip D. Matthews
                                 ---------------------------------------
                                 Phillip D. Matthews

                                POWER OF ATTORNEY



         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Arnold L. Chavkin
                                 ---------------------------------------
                                 Arnold L. Chavkin

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Michael R. Hannon
                                 ---------------------------------------
                                 Michael R. Hannon

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Kenneth K. Harkness
                                 ---------------------------------------
                                 Kenneth K. Harkness

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.


                                 Dated this 18th day of September, 1996.

                                 /s/ W. Leo Kiely III
                                 ---------------------------------------
                                 W. Leo Kiely III

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Frederick W. Winter
                                 ---------------------------------------
                                 Frederick W. Winter

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation does hereby constitute and appoint Terry G. Lee or Howard
A. Kosick his true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, Bell Sports Corp.'s Annual Report on Form 10-K for the fiscal year ended June 29, 1996 to be filed by Bell Sports Corp. with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent may do or cause to be done by virtue of these presents.

                                 Dated this 18th day of September, 1996.


                                 /s/ Christopher Wright
                                 ---------------------------------------
                                 Christopher Wright